Exhibit 99.2a

PREFERRED STOCK PURCHASE AGREEMENT
(SERIES A)

BETWEEN

QSGI INC., a Delaware Corporation

AND

PIKE CAPITAL PARTNERS, LP

DATED

December 19, 2005

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

PREFERRED STOCK PURCHASE AGREEMENT
(SERIES A)

This SERIES A PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 19th day of December, 2005 by and among QSGI INC., a corporation organized and existing under the laws of the State of Delaware (“QSGI” or the “Company”) and Pike Capital Partners, LP (hereinafter referred to as “Investor”).

PRELIMINARY STATEMENT:

WHEREAS, the Investor wishes to purchase Series A Preferred Stock of the Company which is convertible into Common Stock of the Company in accordance with the terms and subject to the conditions of this Agreement; and

WHEREAS, the parties intend to memorialize the purchase and sale of such Series A Preferred Stock;

NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

INCORPORATION BY REFERENCE, SUPERSEDER AND DEFINITIONS

1.1 Incorporation by Reference. The foregoing recitals and the Exhibits attached hereto and referred to herein are hereby acknowledged to be true and accurate and are incorporated herein by this reference.

1.2 Superseder. This Agreement, and the Registration Rights Agreement are the full and complete agreement between the parties relating to the Series A. preferred Stock and shall supersede any other instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company’s principal office.

1.3 Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings (all terms used in this Agreement that are not defined in this Article 1 shall have the meanings set forth elsewhere in this Agreement):

1.3.1 “1933 Act” means the Securities Act of 1933, as amended.

1.3.2 “1934 Act” means the Securities Exchange Act of 1934, as amended.

1.3.3 “Affiliate” means that definition as disclosed in the 1933 Act and/or 1934 Act and shall also mean a Person or Persons directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Person(s) in question. The term “control,” as used in the immediately preceding sentence, means, with respect to a Person that is a corporation, the right to the exercise, directly or indirectly, of more than 50 percent of the voting rights attributable to the shares of such controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such controlled Person.

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

1.3.4 “Articles”. The Articles of Incorporation of the Company, as the same may be amended from time to time.

1.3.5 “Closing Date” means the earlier of December 19, 2005 or the date on which all of the conditions of Article VIII and Article IX herein are satisfied, unless extended by mutual consent by the Company and the Investor.

1.3.6 “Common Stock” means the shares of common stock of QSGI INC., a Delaware Corporation, par value $0.001 per share.

1.3.7 "Effective Date" shall mean the date the Registration Statement of the Company covering the Common Stock into which the Series A Preferred Stock may be converted is declared effective.

1.3.8 "Material Adverse Effect" shall mean any adverse effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material obligations under this Agreement or the Registration Rights Agreement or to perform its obligations under any other material agreement.

1.3.9 “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

1.3.10 “Purchase Price” means the purchase price for the Series A Preferred Stock.

1.3.11 “Registration Rights Agreement" shall mean the registration rights agreement between the Investor and the Company attached hereto as Exhibit A.

1.3.12 "Registration Statement" shall mean the registration statement under the 1933 Act to be filed with the Securities and Exchange Commission for the registration of the Shares pursuant to the Registration Rights Agreement attached hereto as Exhibit A.

1.3.13 “SEC” means the Securities and Exchange Commission.

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

1.3.14 "SEC Documents" shall mean the Company's latest Form 10-K or 10-KSB as of the time in question, all Forms 10-Q or 10-QSB and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

1.3.15 "Series A Preferred Stock" shall mean the shares of Series A Preferred Stock of the Company being subscribed for hereunder.

ARTICLE II

SALE AND PURCHASE OF PREFERRED STOCK
AND PURCHASE PRICE

2.1  Sale of Series A Preferred Stock Upon the terms and subject to the conditions set forth herein, and in accordance with applicable law, the Company agrees to sell, and the Investor agrees to purchase, one hundred thirty three thousand three hundred and thirty three (133,333) shares of the Series A Preferred Stock of the Company for the sum of Four Million Dollars ($4,000,000.00).

2.2 Limitation and Preference. The Series A Preferred Stock shall be non-voting stock. Series A Preferred Stock shall be entitled to preference over all common stock of the Company in the event of liquidation or dissolution of the Company. The Company shall not enter into any agreement pertaining to unsecured financing for the Company without the prior written consent of Investor if such financing would be superior in right or interest to the Series A Preferred Stock. Investor shall not withhold consent to such financing unreasonably.

2.3 Dividends. Each share of the Series A Preferred Stock shall pay an annual dividend of 6% (6% of $30.00 per share or $1.80 per share). Dividends shall be paid quarterly. The first dividend (including a pro-rated amount through December 31, 2005) shall be paid by the Company to Investor on March 31, 2006 and all dividends thereafter shall be paid on the last day of every quarter during which any of the Series A Preferred Stock is outstanding. In the Company’s sole discretion, dividends may be paid either in cash or in shares of the Company’s Series A Preferred Stock.

2.4 Voluntary Conversion. Investor may at any time convert all or part of its holdings of the Series A Preferred Stock into shares of the Company’s Common Stock. Each share of Series A Preferred Stock shall be convertible into 13.33333 shares of the Company’s Common Stock.

2.5 Mandatory Conversion. In the event that the closing price for the Company’s Common Stock remains at $2.75 per share or higher for a period of twenty (20) consecutive business days at any time after the date of this Agreement (a business day is any day not a Saturday, Sunday or Federal Holiday), Investor must, upon receipt of written demand from the Company, immediately convert its Series A Preferred Stock into the Company’s Common Stock. The Company, in its sole discretion, may demand that Investor convert all or an amount less than all of Investor’s Series A Preferred Stock and the Company may make multiple demands for partial conversion from time to time (notwithstanding a reduction in the Company’s Common Stock price below $2.75 per share) until all of Investor’s Series A Preferred Stock has been converted. Each share of Series A Preferred Stock shall be converted into 13.33333 of the Company’s Common Stock.

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

2.6 Redemption. After December 10, 2007, the Company may, at its sole discretion, redeem all or part of the Series A Preferred Stock for cash as follows: (a) After December 10, 2007 and before December 11, 2008 each share of Series A Preferred Stock may be redeemed for a payment by Company to Investor of $30.60 in cash; (b) After December 10, 2008 and before December 11, 2009 each share of Series A Preferred Stock may be redeemed for a payment by Company to Investor of $30.30 in cash; and (c) After December 10, 2009 each share of Series A Preferred Stock may be redeemed for a payment by Company to Investor of $30.00 in cash.

2.7 Investor Option. After December 10, 2010, Investor may, by written notice to the Company, require the Company to repurchase all shares of the Series A Preferred Stock then held by the Investor for the sum of $30.00 per share.

2.8
Purchase Price The purchase price to be paid by Investor on the Closing Date shall be $4,000,000.00 for one hundred thirty three thousand three hundred and thirty three (133,333) shares of Series A Preferred Stock. The purchase price shall be payable in United States Dollars. Payment to the Company of the Purchase Price shall be made on the Closing Date by wire transfer of funds to the account specified by the Company and provided to the Investor.

2.9
Lock-Up of Common Stock. Investor agrees that for one year from the date of this Agreement, or until the closing market price for the Common Stock attains or exceeds $4.00 for twenty (20) consecutive business days, whichever first occurs, Investor will not sell, transfer or otherwise dispose of any of the Company’s Common Stock currently owned, held or controlled by Investor and will not sell, transfer or otherwise dispose of any of the Company’s Commons Stock subsequently acquired.

ARTICLE III

CLOSING DATE AND DELIVERIES AT CLOSING

3.1  Closing Date The closing of the transactions contemplated by this Agreement (the “Closing”), unless expressly determined herein, shall be held at the offices of the Company in Palm Beach, Florida at 10:00 a.m. local time, on the Closing Date or on such other date and at such other place as may be mutually agreed by the parties. Document signatures may be transmitted by facsimile with originals to follow.

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

3.2 Deliveries by the Company. In addition to and without limiting any other provision of this Agreement, the Company agrees to deliver, or cause to be delivered, to the Investor, the following:

(a)
Within thirty (30) business days of the closing, Certificate(s) representing one hundred thirty three thousand three hundred and thirty three (133,333) shares of Series A Preferred Stock, which certificates shall be duly endorsed to the Investor;

(b)	At or prior to Closing, an executed Agreement;
(c)	At or prior to Closing, an executed Registration Rights Agreement between the Investor and the Company in the form attached hereto as Exhibit A;
(d)	At or prior to Closing, confirmation that the provisions of Article III herein have been satisfied; and
(e)	Such other documents or certificates as shall be reasonably requested by the Investor or its counsel.

3.3 Deliveries by Investor. In addition to and without limiting any other provision of this Agreement, Investor agrees to deliver, or cause to be delivered, to the Company, as appropriate, the following:

(a)	At or prior to Closing, the Purchase Price;
(b)	At or prior to Closing, an executed Agreement;
(c)	At or prior to Closing, an executed Registration Rights Agreement between Investor and the Company in the form attached hereto as Exhibit A; and
(d)	Such other documents or certificates as shall be reasonably requested by the Company or its counsel.

In the event any document provided to the other party in Paragraphs 3.2 and 3.3 herein are provided by facsimile, the party shall forward an original document to the other party within seven (7) business days of Closing.

3.4 Further Assurances. The Company and Investor shall, upon request, on or after the Closing Date, cooperate with each other by furnishing any additional information, executing and delivering any additional documents and/or other instruments and doing any and all such things as may be reasonably required to consummate or otherwise implement the transactions contemplated by this Agreement

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor (which warranties and representations shall survive the Closing regardless of examinations, inspections, audits and other investigations the Investor has heretofore made or may hereinafter make with respect to such warranties and representations) as follows:

4.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified to do business in any other jurisdiction by virtue of the nature of the businesses conducted by it or the ownership or leasing of its properties, except where the failure to be so qualified will not, when taken together with all other such failures, have a Material Adverse Effect on the business, operations, properties, assets, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

4.2  Articles of Incorporation and By-Laws. Complete and correct copies of the Company’s Articles of Incorporation and By-Laws, as amended or restated to date have been filed with the Securities and Exchange Commission as of the Closing Date.

4.3 Capitalization.

4.3.1 The authorized and outstanding capital stock of the Company is set forth in the Company’s Annual Report on Form 10-KSB and Form 10-KSBA filed with the Securities and Exchange Commission and is updated on subsequent SEC Documents. All shares of capital stock have been duly authorized and are validly issued, and are fully paid and non-assessable, and free of preemptive rights.

4.3.2 Except pursuant to this Agreement, and as set forth in the Company’s Annual Report on Form 10-KSB and Form 10-KSBA filed with the SEC, as of the date hereof and as of the Closing Date, there are no outstanding options, warrants, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any class of capital stock of the Company, or agreements, understandings or arrangements to which the Company is a party, or by which the Company is or may be bound, to issue additional shares of its capital stock or options, warrants, scrip or rights to subscribe for, calls or commitment of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of any class of its capital stock except for options granted to directors and certain employees of the Company and agreements with third parties to issue Common Stock for services which have been or will be disclosed to Investor.

4.3.3 The Company on the Closing Date (i) will have full right, power, and authority to sell, assign, transfer, and deliver, by reason of record and beneficial ownership, to Investor, the Series A Preferred Stock free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever; and (ii) upon delivery of and payment by Investor of the Purchase Price to the Company, such Investor will acquire good and marketable title to the Series A Preferred Stock, free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever.

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

4.4 Authority. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby except as disclosed in this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

4.5 No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by the Company does not, and the performance by the Company of the obligations hereunder will not: (i) conflict with or violate the Articles or By-Laws of the Company; (ii) conflict with, breach or violate any federal, state, foreign or local law, statute, ordinance, rule, regulation, order, judgment or decree (collectively, "Laws") in effect as of the date of this Agreement and applicable to the Company; or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to any other entity any right of termination, amendment, acceleration or cancellation of, require payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of the Company pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party. Excluding from the foregoing are such violations, conflicts, breaches, defaults, terminations, accelerations, creations of liens, or incumbency that would not, in the aggregate, have a Material Adverse Effect.

4.6 Report and Financial Statements. The Company’s Annual Report on Form 10-KSB and 10-KSBA filed with the Securities and Exchange Commission contains the audited financial statements of the Company as of December 31, 2004 (the “Financial Statements”). Each of the balance sheets contained in or incorporated by reference into any such Financial Statements (including the related notes and schedules thereto) fairly presented the financial position of the Company as of its date, and each of the statements of income and changes in stockholders’ equity and cash flows or equivalent statements in such Financial Statements (including any related notes and schedules thereto) fairly presents and will fairly present the results of operations, changes in stockholders’ equity and changes in cash flows, as the case may be, of the Company for the periods to which they relate, in each case in accordance with United States generally accepted accounting principles (“U.S. GAAP”) consistently applied during the periods involved, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements. The books and records of the Company have been, and are being, maintained in all material respects in accordance with U.S. GAAP and any other applicable legal and accounting requirements and reflect only actual transaction.

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

4.7 Compliance with Applicable Laws. The Company is not in knowing violation of any Law or regulation of any governmental agency which would have a Material Adverse Effect.

4.8 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

4.9 SEC Documents. Investor acknowledges that the Company is a publicly held company and has made available to the Investor true and complete copies of any requested SEC Documents. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act, and the Common Stock is listed and traded on the Pacific Exchange. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing. The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.10 Litigation. No litigation, claim, or other proceeding before any court or governmental agency is currently pending or threatened against the Company which would have a Material Adverse Impact on the Company.

4.11 Exemption from Registration. Subject to the accuracy of the Investor’s representations in Article V, except as required pursuant to the Registration Rights Agreement, the sale of the Series A Preferred Stock will not require registration under the 1933 Act and/or any applicable state securities law. When validly converted in accordance with the terms of this Agreement, the Common Stock into which the Series A Preferred Stock may be converted will be duly and validly issued, fully paid, and non-assessable. The Company is issuing the Series A Preferred Stock in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D as promulgated by the SEC under the 1933, and/or Section 4(2) of the 1933 Act.

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

4.12 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its Affiliates nor, to the knowledge of the Company, any Person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D as promulgated by the SEC under the 1933 Act) or general advertising with respect to the sale of the Series A Preferred Stock, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration under the 1933 Act, except as required herein.

4.13 No Material Adverse Change. Since December 31, 2004, no Material Adverse Change has occurred or exists with respect to the Company that has not been disclosed in the SEC Documents. No material supplier has given notice, oral or written, that it intends to cease or reduce the volume of its business with the Company from historical levels. Since December 31, 2004, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under any applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced.

4.14 Internal Controls And Procedures. The Company maintains books and records and internal accounting controls which provide reasonable assurance that (i) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization; (ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

4.15 Full Disclosure. No representation or warranty made by the Company in this Agreement and no certificate or document furnished or to be furnished to the Investor pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants to the Company that:

5.1 Organization and Standing of the Investor. The Investor is duly organized, validly existing and in good standing under the laws of the state in which it was formed. The state in which any offer to purchase shares hereunder was made or accepted by such Investor is the state shown as such Investor’s address. The Investor was not formed for the purpose of investing solely in the Series A Preferred Stock.

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

5.2 Authorization and Power. The Investor has the requisite power and authority to enter into and perform this Agreement and to purchase the Series A Preferred Stock being sold to it hereunder. The execution, delivery and performance of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby have been duly authorized by all necessary action where appropriate. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Investor and at the Closing shall constitute valid and binding obligations of the Investor enforceable against the Investor in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

5.3 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Investor of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Investor's charter documents or bylaws where appropriate or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Investor is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on such Investor). The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of the Investor’s obligations under this Agreement or to purchase the Series A Preferred Stock in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

5.4 Financial Risks. The Investor acknowledges that the Investor is able to bear the financial risks associated with an investment in the Series A Preferred Stock and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation. The Investor is capable of evaluating the risks and merits of an investment in the Series A Preferred Stock by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and the Investor is capable of bearing the entire loss of its investment in the Series A Preferred Stock.

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

5.5 Accredited Investor. The Investor is (i) an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act by reason of Rule 501(a)(3) and (6), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Series A Preferred Stock.

5.6 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or Commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Investor.

5.7 Knowledge of Company. Investor and Investor’s advisor(s-), if any, have been, upon request, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Series A Preferred Stock. The Investor and the Investor’s advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.

5.8 Risk Factors Investor understands that the Investor’s investment in the Series A Preferred Stock involves a high degree of risk. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Series A Preferred Stock. The Investor warrants that the Investor is able to bear the complete loss of its investment in the Series A Preferred Stock.

5.9 Full Disclosure. No representation or warranty made by the Investor in this Agreement and no certificate or document furnished or to be furnished to the Company pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. Except as set forth or referred to in this Agreement, Investor does not have any agreement or understanding with any other person relating to acquiring, holding, voting or disposing of any equity securities of the Company.

ARTICLE VI

COVENANTS OF THE COMPANY

6.1  Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

6.2  Reservation Of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the shares of Common Stock into which the Series A Preferred Stock may be converted.

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

6.3  Listing Of Common Stock. The Company hereby agrees to maintain the listing of its Common Stock on a publicly trading market. The Company will take all action to continue the listing and trading of its Common Stock on a publicly traded market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the a publicly traded market.

6.4 Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(b) or (g) of the 1934 Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the 1934 Act, and will not take any action or file any document (whether or not permitted by the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the 1934 until the Investor has disposed of all of its Series A Preferred Stock or the shares of Common Stock into which the Series A Preferred Stock may be converted.

6.5 Corporate Existence; Conflicting Agreements. The Company will take all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto.

ARTICLE VII

COVENANTS OF THE INVESTOR

7.1 Compliance with Law. The Investor's trading activities with respect to shares of the Company's Series A Preferred Stock and Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of any public market on which the Company's Common Stock is listed.

7.2 Transfer Restrictions. The Investor acknowledges that (1) the Series A Preferred Stock and Common Stock into which the Series A Preferred Stock may be converted have not been registered under the provisions of the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Investor shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Series A Preferred Stock or Commons Stock to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; and (2) any sale of the Series A Preferred Stock or Common Stock made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

7.3 Restrictive Legend. The Investor acknowledges and agrees that certificates representing the Series A Preferred Stock and Common Stock into which the Series A Preferred Stock may be converted, until such time as the Common Stock has been registered under the 1933 Act and sold in accordance with an effective Registration Statement, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

"THE SHARES OF COMMON STOCK (SERIES A PREFERRED STOCK) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."

7.4 Patriot Act. The Company and Investor certify that they have not been designated, and are not owned or controlled, by a “suspected terrorist” as defined in Executive Order 13224. The parties seek to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the parties hereby represent, warrant and agree that: (i) none of the cash or property that Investor will use to purchase the Series A Preferred Stock or has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; (ii) no disbursement by the Investor to the Company, to the extent within the Investor’s control, shall cause any party to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001; (iii) Investor has complied with the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 and/or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 and Investor’s business is not derived from, or related to, any activity that is deemed criminal under United States law. Investor shall promptly notify the Company if any of these representations ceases to be true and accurate regarding the Investor. The Investor agrees to provide the Company any additional information regarding the Investor that the Company deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The parties understand and agree that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the parties may undertake appropriate actions to ensure compliance with applicable law or regulation. The Parties understand that either may release information about the other and, if applicable, any underlying beneficial owners, to proper authorities, in their sole discretion, if they determine that it is in their best interests in light of relevant rules and regulations under the laws set forth in this section.

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

ARTICLE VIII

CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATIONS

The obligation of the Company to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date, of the following conditions:

8.1 No Termination. This Agreement shall not have been terminated pursuant to Article X hereof.

8.2 Representations True and Correct. The representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.

8.3 Compliance with Covenants. The Investor shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.

8.4 No Adverse Proceedings. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.

ARTICLE IX

CONDITIONS PRECEDENT TO INVESTOR’S OBLIGATIONS

The obligation of the Investor to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date unless specified otherwise, of the following conditions:

9.1 No Termination. This Agreement shall not have been terminated pursuant to Article X hereof.

9.2 Representations True and Correct. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

9.3 Compliance with Covenants . The Company shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.

9.4 No Adverse Proceedings. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.

ARTICLE X

TERMINATION, AMENDMENT AND WAIVER

10.1 Termination. This Agreement may be terminated at any time prior to the Effective Time:

10.1.1 by mutual written consent of the Investor and the Company;

10.1.2 by the Company upon a material breach of any representation, warranty, covenant or agreement on the part of the Investor set forth in this Agreement, or by the Investor upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company or the Investor, respectively, shall have become untrue, in either case such that any of the conditions set forth in Article VIII or Article IX hereof would not be satisfied (a "Terminating Breach"), and such breach shall, if capable of cure, not have been cured within five (5) days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach;

10.1.3 by either party prior to closing, if the Closing Date is after December 31, 2005.

10.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Paragraph 10.1 hereof, there shall be no liability on the party of the Company or the Investor or any of their respective officers, directors, agents or other representatives and all rights and obligations of any party hereto shall cease,.

10.3 Amendment. This Agreement may be amended by the parties hereto in writing any time prior to the Closing Date by an instrument in writing signed by the parties hereto.

ARTICLE XI

GENERAL PROVISIONS

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

11.1 Transaction Costs. Except as otherwise provided herein, each of the parties shall pay all of his or its costs and expenses (including attorney fees and other legal costs and expenses and accountants’ fees and other accounting costs and expenses) incurred by that party in connection with this Agreement.

11.2 Indemnification. Investor agrees to defend and hold the Company (following the Closing Date) and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney’s fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement by such Investor or failure by such Investor to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement. The Company agrees to defend and hold the Investor harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney’s fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by the Company to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

11.3 Headings. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4 Entire Agreement. This Agreement (together with the Exhibit and documents referred to herein) constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

11.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation or overnight courier service; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:	QSGI INC.
70 Lake Drive
Hightstown, NJ 08520

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

With a copy to:	Burger, Farmer & Cohen, P.L.
1601 Forum Place, Suite 404
West Palm Beach, Florida 33401
Telephone Number: (561) 689-1663
Facsimile Number: (561) 689-1707

If to the Investor:

With a copy to:

11.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any such term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

11.7 Binding Effect. All the terms and provisions of this Agreement whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

11.8 Preparation of Agreement. This Agreement shall not be construed against any party regardless of who was responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

11.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida, without giving effect to applicable principles of conflicts of law.

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

11.10 Jurisdiction. This Agreement shall be exclusively governed by and construed in accordance with the laws of the State of Florida. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the State Courts of Florida. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

11.11 Preparation and Filing of Securities and Exchange Commission filings. Investor shall reasonably assist and cooperate with the Company in the preparation of all filings with the SEC after the Closing Date.

11.12 Further Assurances, Cooperation. Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete the transactions herein pursuant to and in the manner contemplated by this Agreement. The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this Agreement.

11.13 Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing of the transaction contemplated hereby.

11.14 Third Parties  Except as disclosed in this Agreement, nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective administrators, executors, legal representatives, heirs, successors and assignees. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

11.15 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

11.16 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

IN WITNESS WHEREOF, the Investor and the Company have as of the date first written above executed this Agreement.

QSGI INC. By: ____________________________ Title:___________________________	INVESTOR PIKE CAPITAL PARTNERS, LP By:_____________________________ Title:___________________________

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP

Exhibit A

Registration Rights Agreement

SERIES A PREFERRED STOCK PURCHASE AGREEMENT BETWEEN
QSGI INC. AND PIKE CAPITAL PARTNERS, LP